UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2018

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante San Clemente, California	92672
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 14, 2018, Glaukos Corporation (the “Company”) entered into an Office Building Lease dated as of November 14, 2018 (the “Lease”), between the Company and CIP 2014/SG, Aliso Owner LLC (“Landlord”), pursuant to which the Company will lease three existing office buildings, comprising approximately 160,000 rentable square feet of space, located in Aliso Viejo, California (the “Aliso Facility”).  The term of the Lease will commence on May 1, 2019 and continue for 13 years.  The Company intends to relocate its corporate administrative headquarters, along with certain laboratory, R&D and warehouse space, to the Aliso Facility.  The Company currently intends to maintain its manufacturing facilities at its San Clemente location for the foreseeable future.

Under the terms of the Lease, the Company’s rent will be abated for 16 months.  The Company will also receive an allowance from the Landlord to be applied to the Company’s construction of tenant improvements at the Aliso Facility following the commencement date of the Lease.  The effectiveness of this Lease is contingent upon the Company’s purchase of certain undeveloped land located adjacent to the Aliso Facility.

The description above of the terms of the Lease is subject in its entirety to the terms of the Lease, which will be attached as an exhibit to the Company’s Annual Report on Form 10-K that will be filed with the U.S. Securities and Exchange Commission for the year ending December 31, 2018.

Item 7.01.  Regulation FD Disclosure.

Glaukos Corporation (the “Company”) intends to present the materials attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”) from time to time in presentations to investors and other stakeholders. The Investor Presentation will also be available on the investor page of the Company’s website at http://investors.glaukos.com.

The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated November 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION (Registrant)

By:	/s/ Joseph E. Gilliam
	Name:	Joseph E. Gilliam
	Title:	Chief Financial Officer and Senior Vice President, Corporate Development

Date: November 16, 2018